SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Subject Line: Important information for Fund shareholders and SMA account owners

Important details regarding the Morgan Stanley acquisition

Name,

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and its affiliates.

Shareholder approval of new investment advisory agreements and, where applicable, new investment sub-advisory agreements is required to provide continuity of the Funds’ investment programs and to help ensure that Fund operations continue uninterrupted after the close of the transaction. Depending on how your clients’ accounts are held, their Fund shares may be voted by their advisor, their plan or by another fiduciary that is entitled to vote on their behalf. Additionally, depending on how Fund shares are held at your firm, certain clients may not receive Fund proxy materials. Fund shareholders may be contacted by an outside proxy solicitation firm. Only clients who have not objected to being contacted will be contacted.

We will not call owners of separate accounts and certain private funds. These investors may be sent consent letters to permit the management of their investment strategies to continue following the close of the transaction. More details can be found at the link below.

  Fund shareholder proxy voting and SMA account consent details

For more information please call 800-836-2414.

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not To Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

If you received this email in error or no longer wish to receive emails from Eaton Vance, manage your preferences here.

Subject Line: Important information for Fund shareholders and SMA account owners

Important details regarding the Morgan Stanley acquisition

Name,

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and its affiliates.

Shareholder approval of new investment advisory agreements and, where applicable, new investment sub-advisory agreements is required to provide continuity of the Funds’ investment programs and to help ensure that Fund operations continue uninterrupted after the close of the transaction. Depending on how your clients’ accounts are held, their Fund shares may be voted by their advisor, their plan or by another fiduciary that is entitled to vote on their behalf. Additionally, depending on how Fund shares are held at your firm, certain clients may not receive Fund proxy materials. Fund shareholders may be contacted by an outside proxy solicitation firm. Only clients who have not objected to being contacted will be contacted.

We will not call owners of separate accounts and certain private funds. These investors may be sent consent letters to permit the management of their investment strategies to continue following the close of the transaction. More details can be found at the link below.

  Fund shareholder proxy voting and SMA account consent details

 Please reach out with any questions.

[Wholesaler Signature]

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not To Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

If you received this email in error or no longer wish to receive emails from Eaton Vance, manage your preferences here.

January 19, 2021

Dear Valued Business Partner:

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and to merge our investment management businesses. By bringing together the investment capabilities, distribution and client service resources, brands and cultures of Eaton Vance and Morgan Stanley Investment Management, we seek to create the world’s premier asset management organization.

As we approach this transformative event in the long history of Eaton Vance, please be assured that the investment and client service teams of our Eaton Vance Management, Parametric Portfolio Associates (Parametric), Calvert Research and Management (Calvert) and Atlanta Capital affiliates remain singularly focused on providing you and your clients with the high-quality investment management services you have come to expect from us. We are convinced that the proposed combination with Morgan Stanley Investment Management will only enhance our ability to serve our valued clients and business partners with true distinction.

In connection with the proposed transaction, certain approvals of fund shareholders and separate account clients are required. In particular:

•	Shareholders of the Eaton Vance, Parametric and Calvert mutual funds and closed-end funds are being asked to support the fund boards’ recommendation to approve new investment advisory agreements. Fund shareholders are being provided with materials and information describing the recommended approvals, which they should read and consider carefully before voting. We encourage all fund shareholders to vote in favor of the proposals by following the instructions provided. Shareholders of record and non-objecting beneficial owners of fund shares held through a financial intermediary may be contacted by an outside proxy solicitation firm if they have not yet voted their shares. Voting promptly helps limit costs and client inconvenience in connection with the funds’ proxy solicitations.

•	Owners of separately managed accounts and certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital may be sent consent letters seeking authorization to permit the management of their investments to continue following the close of the transaction. Depending on the terms of the specific agreement, clients may be asked to provide affirmative written consent, which may be provided by regular mail, email or fax. In other cases, consent will occur automatically a designated number of days after the consent letter is sent, unless the client has objected in writing. Each client letter specifies in detail the nature of the consent requirement, and what actions, if any, are needed to provide consent. As with the funds’ proxy solicitations, responding promptly limits costs and client inconvenience in connection with the consent process.

•	Certain Parametric clients with discretionary managed accounts on the Investment Advisory Program (IAP) will receive Parametric’s Form ADV summary of material changes in the last week of January (view full ADV here). The Form ADV summary of material changes and accompanying appendix will notify such clients of their ability to terminate their Parametric accounts before the close of the transaction. Parametric Custom Core Equity clients with accounts on the Strategic Portfolio Advisor Service (SPA) platform will receive a letter from Eaton Vance asking them to affirmatively consent to the proposed transaction. Parametric Ladders Fixed Income clients with accounts on SPA will receive consent letters notifying them of the proposed transaction and allowing them to object to Parametric’s continued provision of services, but not requiring an affirmative response.

The proposed transaction is subject to customary closing conditions. Until the closing, Morgan Stanley and Eaton Vance will remain separate and independent companies.

If you or your clients have any questions about the proposed transaction or the requested consents, please contact your Eaton Vance representative or visit the dedicated transaction website at eatonvance.com/vote.

Thank you for your prompt attention to this important matter.

Sincerely,

Thomas E. Faust Jr.

Chairman and Chief Executive Officer

FUND SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT, AS IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

©2021 Eaton Vance Management | Two International Place, Boston, MA 02110 | 800.836.2414 | eatonvance.com

37099 | 12.10.20

For Investment Professional Use Only. Not for Use with the Public.

Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Certain Eaton Vance Closed-End Funds Announce

Results of Joint Special Shareholder Meeting

BOSTON, MA, January 15, 2021 — In connection with the proposed acquisition of Eaton Vance Corp. (NYSE: EV) by Morgan Stanley (NYSE: MS) announced on October 8, 2020, shareholders of Eaton Vance Floating-Rate Income Trust (NYSE: EFT), Eaton Vance New York Municipal Income Trust (NYSE American: EVY), Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) and Eaton Vance Senior Income Trust (NYSE: EVF) (each, a “Fund” and, collectively, the “Funds”) were asked to approve new investment advisory agreements for the Funds at a joint special meeting of shareholders held on January 12, 2021 (the “Meeting”).

The Meeting of EFT, EVY and EFR (the “Adjourned Funds”) was adjourned to February 5, 2021 at 11:30 a.m. Eastern Time in order to allow more time for shareholders to vote. For the Adjourned Funds, the record date for the Meeting remains unchanged, and is fixed as of the close of business on October 29, 2020. Shareholders of the Adjourned Funds who have already voted do not need to take further action.

If, as of October 29, 2020, you were a holder of record of an Adjourned Fund’s shares (i.e., you held Fund shares in your own name directly with the Fund) and you wish to participate in and vote at the adjourned Meeting, you must email your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote at the Meeting by entering the control number found on the WHITE proxy card you previously received. Requests to participate in and vote at the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on February 4, 2021.

If, as of October 29, 2020, you held an Adjourned Fund’s shares through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the adjourned Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on February 4, 2021.

Whether or not you plan to participate in the Meeting, the Funds urge you to submit your vote on the WHITE proxy card in advance of the Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting and an AST representative will contact you to answer your questions.

Shareholders of EVF voted at the Meeting not to approve the new investment advisory agreement for EVF. The Board of Trustees of EVF will consider what additional actions to take with respect to EVF.

The final vote tabulations, as certified by the independent inspector, First Coast Results, Inc., will be published in each Fund’s next report to shareholders.

About Eaton Vance Corp.

The Funds’ investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. (“Eaton Vance”). Eaton Vance provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. For more information, visit eatonvance.com.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the

Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at www.eatonvance.com.

Statements in this press release that are not historical facts are forward-looking statements as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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